EX-32                                         SECTION 1350 CERTIFICATION

                        SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of 5G Wireless Communications, Inc. ("Company") on Form 10-QSB/A for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003               /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer


Dated: November 14, 2003               /s/  Don Boudewyn
                                       Don Boudewyn, Executive Vice
                                       President/Assistant
                                       Secretary/Treasurer